Assets Held for Sale	6 Months Ended
Jun. 30, 2012
Assets Held for Sale [Abstract]
Assets Held For Sale

Note 5. Assets Held for Sale

During the three months ended June 30, 2012, the Company entered into purchase and sale agreements for the sales of certain wholly-owned hotels. The Company received a non-refundable deposit during the second quarter, and the hotels and estimated goodwill to be allocated to these assets have been reclassified as assets held for sale as of June 30, 2012 and December 31, 2011. These hotels are expected to be sold unencumbered by management or franchise agreements. In connection with the anticipated sales, the Company recognized an impairment charge of $5 million (net of tax) recorded in discontinued operations (see Note 14), primarily related to the write-down to fair market value of the properties based on the current market prices. The sales are expected to be completed in the second half of 2012.